UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2025

SPRINGWORKS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39044	83-4066827
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 Washington Blvd

Stamford, Connecticut 06902

(Address of principal executive offices, including Zip Code)

(203) 883-9490

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SWTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On July 1, 2025 (the “Closing Date”), Merck KGaA, Darmstadt, Germany, a German corporation with general partners (“Parent”), completed the previously announced acquisition of SpringWorks Therapeutics, Inc., a Delaware corporation (the “Company” or “SpringWorks”), pursuant to the Agreement and Plan of Merger, dated April 27, 2025 (the “Merger Agreement”), by and among SpringWorks, Parent and EMD Holdings Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, on the Closing Date, Merger Sub merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

The Merger Agreement and the transactions contemplated thereby, including the Merger, were previously described in the definitive proxy statement filed by SpringWorks with the Securities and Exchange Commission (the “SEC”) on May 28, 2025.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) (other than (i) shares owned by Parent, Merger Sub or any other wholly owned subsidiary of Parent, the Company or any wholly owned subsidiary of the Company, in each case not held on behalf of third parties, immediately prior to the Effective Time and (ii) shares held by any person who is entitled to demand and properly demands appraisal of such shares pursuant to, and who complies in all respects with, Section 262 of the Delaware General Corporation Law) was cancelled and converted automatically into the right to receive an amount in cash equal to $47.00, without interest (the “Per Share Merger Consideration”), subject to applicable withholding taxes.

At the Effective Time, each outstanding stock option of the Company (“Company Option”) that was vested as of immediately prior to the Effective Time was automatically cancelled and entitled the holder thereof to receive an amount in cash, less applicable tax withholding, equal to the product of (rounded down to the nearest whole cent) (i) the total number of shares subject to such vested Company Option award immediately prior to the Effective Time multiplied by (ii) the excess, if any, of the Per Share Merger Consideration over the exercise price per share of the shares subject to such vested Company Option immediately prior to the Effective Time in accordance with the terms of the Merger Agreement. Any vested Company Option with an exercise price per share greater than or equal to the Per Share Merger Consideration was cancelled at the Effective Time for no consideration or payment.

At the Effective Time, each Company Option award (or portion thereof) that was unvested as of immediately prior to the Effective Time ceased to represent an option to purchase shares and was converted into a fixed cash-based award in respect of an amount in cash, less applicable tax withholding, equal to the product (rounded down to the nearest whole cent) of (i) the total number of shares subject to such unvested Company Option award immediately prior to the Effective Time multiplied by (ii) the excess, if any, of the Per Share Merger Consideration over the exercise price per share of the shares subject to such Company Option immediately prior to the Effective Time, subject to and in accordance with the vesting terms applicable to the corresponding Company Option immediately prior to the Effective Time to which such payment relates; provided, that on the nine-month anniversary of the Effective Time, 50% of each then-unvested tranche of such cash-based awards will vest (subject to the applicable holder’s continued employment through such date). Any unvested Company Option with an exercise price per share greater than or equal to the Per Share Merger Consideration was cancelled at the Effective Time for no consideration or payment.

At the Effective Time, each outstanding restricted stock unit award of the Company (“Company RSU”) whether vested or unvested, ceased to represent a restricted stock unit award denominated in shares and was converted into a fixed cash-based award in respect of an amount in cash, less applicable tax withholding, equal to the product (rounded down to the nearest whole cent) of (i) the total number of shares subject to such Company RSU award immediately prior to the Effective Time multiplied by (ii) the Per Share Merger Consideration, subject to and in accordance with the vesting terms applicable to the corresponding Company RSU immediately prior to the Effective Time to which such payment relates; provided, that on the nine-month anniversary of the closing of the transaction, 50% of each then-unvested tranche of such cash-based awards will vest (subject to the applicable holder’s continued employment through such date).

At the Effective Time, each outstanding performance restricted share unit award (“Company PSU”), whether vested or unvested, ceased to represent a performance share unit award denominated in shares and entitled the holder thereof to receive an amount in cash, less applicable tax withholding, equal to the product (rounded down to the nearest whole cent) of (i) the total number of shares subject to such Company PSU award immediately prior to the Effective Time with performance levels determined as set forth in the applicable Company PSU award agreement multiplied by (ii) the Per Share Merger Consideration.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on April 28, 2025, which is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, SpringWorks notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and requested that Nasdaq file with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist and deregister the shares of Company Common Stock under Section 12(b) of the Exchange Act. Upon effectiveness of the Form 25, SpringWorks intends to file with the SEC a Certification and Notice of Termination on Form 15 to deregister the Company Common Stock and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of Company Common Stock on Nasdaq was halted prior to the opening of trading on the Closing Date.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

As a result of the Merger, each share of Company Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was cancelled and converted automatically, at the Effective Time, into the right to receive the Per Share Merger Consideration. Accordingly, at the Effective Time, the holders of such shares of Company Common Stock ceased to have any rights as stockholders of SpringWorks, other than the right to receive the Per Share Merger Consideration.

Item 5.01	Change in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change in control of SpringWorks occurred and SpringWorks became a wholly owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.02.

In connection with the Merger, as of the Effective Time, Saqib Islam, J.D., Carlos Albán, Alan Fuhrman, Julie Hambleton, M.D., Freda Lewis-Hall, M.D., DFAPA, Daniel S. Lynch and Martin Mackay, Ph.D., each resigned from the board of directors of SpringWorks and from any and all committees thereof on which they served and ceased to be directors of SpringWorks. At the Effective Time, in accordance with the terms of the Merger Agreement, the directors of Merger Sub immediately prior to the Effective Time became the directors of SpringWorks.

At the Effective Time, all officers of SpringWorks immediately prior to the Effective Time, consisting of Saqib Islam, Francis Perier, Jr., Badreddin Edris, Bhavesh Ashar, James Cassidy, Daniel Pichl, Herschel S. Weinstein and Tai-An Lin, resigned and ceased serving in their respective roles as officers of SpringWorks. Effective as of immediately following the Effective Time, SpringWorks appointed Miguel Fernández Alcalde, Anthony O’Donnell, Monica Elliott and Michael MacDougall as officers of SpringWorks.

The foregoing director resignations are by virtue of the consummation of the Merger and were not due to any disagreement with SpringWorks on any matter relating to its operations, policies or practices.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, SpringWorks’ certificate of incorporation and bylaws were each amended and restated in their entirety. Copies of the Company’s Third Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated April 27, 2025, by and among SpringWorks Therapeutics, Inc., Merck KGaA, Darmstadt, Germany, and EMD Holdings Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to SpringWorks Therapeutics, Inc.’s Current Report on Form 8-K filed with the SEC on April 28, 2025).
3.1	Third Amended and Restated Certificate of Incorporation of SpringWorks Therapeutics, Inc.
3.2	Second Amended and Restated Bylaws of SpringWorks Therapeutics, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

*All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. SpringWorks hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SpringWorks Therapeutics, Inc.

By:	/s/ Michael MacDougall
Name: Michael MacDougall
Title: Secretary

Dated: July 1, 2025